Exhibit 10.12

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SETTLEMENT, LICENSE, AND EQUITY ISSUANCE AGREEMENT

This SETTLEMENT, LICENSE, AND EQUITY ISSUANCE AGREEMENT (this “Agreement”) is made and entered into as of October 5, 2020 (the “Effective Date”), by and between Becton, Dickinson and Company, a New Jersey corporation having a place of business at 1 Becton Drive, Franklin Lakes, New Jersey 07417, (“BD”), and Cytek Biosciences Inc., a Delaware corporation having a place of business at 46107 Landing Parkway, Fremont, California 94538 (“Cytek”). BD and Cytek are each referred to herein as a “Party,” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties are involved in a litigation styled Becton, Dickinson and Company v. Cytek Biosciences, Inc. et al., that is currently pending in the United States District Court for the Northern District of California (Case No 3:18-cv-00933-MMC) (the “Litigation”);

WHEREAS, the Parties wish to fully and finally settle and release any and all Claims (defined below), whether known or unknown, as of the Effective Date based on any acts occurring, in whole or in part, prior to the Effective Date, including without limitation, any Claims arising from patent infringement, copyright infringement, antitrust violations or otherwise; and

WHEREAS, as part of the resolution, BD is willing to grant a license, covenant not to sue and general release, Cytek is willing to grant a general release, pay royalties, and issue equity, and Individual Defendants are willing to grant a general release pursuant to the terms set forth in this Agreement or the separate settlement agreement between BD and the Individual Defendants.

NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings set forth in this Agreement, it is hereby agreed by and among the Parties as follows:

ARTICLE 1

DEFINITIONS

As used herein, the following terms will have the following meanings:

1.1

“Affiliate” shall mean, with respect to a Party, any Person that, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Party; where “control” means (a) the ownership, directly or indirectly, of at least fifty percent (50%) (or maximum amount permitted by applicable law) of the voting securities or other ownership interests of such Person, or (b) possession, directly or indirectly, of the power to affirmatively direct, or cause the direction of, the management or policies of such Person or Party, whether through ownership of voting securities, by contract relating to voting rights or corporate governance.

1.2	“BD Patent” shall mean any issued patent anywhere in the world owned by BD as of the Effective Date, and any reissues, renewals, substitutions or extensions thereof.

1.3

“Change of Control” shall mean any of the following: (a) a transaction or series of related transactions in which a Person, or a group of related Persons, acquires from stockholders of Cytek shares representing more than fifty percent (50%) of the outstanding voting power of Cytek (a “Stock Sale”); (b) a transaction that qualifies as a “Deemed Liquidation Event” as defined in the Charter; (c) the sale, transfer, exclusive license or other disposition, in one transaction or a series of transactions, of all or substantially all of the intellectual property of Cytek; or (d) the sale, transfer, license or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets relating to Cytek’s flow cytometer business.

1.4	“Charter” shall mean Cytek’s Amended and Restated Certificate of Incorporation, as amended from time to time.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.5

“Claims” shall mean any claims, counterclaims, cross-claims, defenses, allegations, demands, debts, dues, liabilities, requests for declaratory relief, proceedings, actions or causes of action of any kind and of whatsoever nature or character, regardless of whether existing in the past or present (or whether accrued, actual, contingent, latent or otherwise), known or unknown, made or brought for the purpose of recovering any damages or royalties or obtaining any equitable relief or any other relief of any kind, including without limitation any and all of the foregoing that were alleged or could have been alleged, as of the Effective Date, in the Litigation, or that are based in whole or in part on events occurring before the Effective Date, and any and all claims for reimbursement of legal fees, costs and disbursements that were sought or could have been sought in the Litigation.

1.6	“Common Stock” shall mean Cytek’s Common Stock, $0.001 par value per share.

1.7

“Current Cytek Instruments” shall mean (i) Cytek’s [***] that, as of the Effective Date, are branded, marketed and sold, in each case, by or on behalf of Cytek, as the [***] in the hardware and software configurations existing in such branded, marketed and sold systems as of the Effective Date (the current specifications of which are found in Exhibit A), and (ii) Cytek’s [***] that are branded, marketed and sold, in each case, by or on behalf of Cytek, and that are [***] where such [***] may include improvements, updates or modifications that provide improvement in functionality not more than [***] than the functionality of the systems listed in (i). A product that is (1) manufactured [***] from a design received in substantially completed form from a Third Party for resale to only that Third Party (or for resale only as that Third Party directs) or (2) not manufactured by Cytek or any of its Affiliates, does not, in each case of (1) and (2), constitute a Current Cytek Instrument.

1.8

“Cytek’s Fully Diluted Equity” shall mean the outstanding fully-diluted equity of Cytek as of the Effective Date (assuming exercise or conversion of all outstanding options, warrants, or other rights or agreements to purchase or acquire capital stock, or any outstanding securities convertible into or exchangeable for capital stock, of Cytek as of the Effective Date).

1.9	“Effective Date” shall mean the effective date of this Agreement as set forth in the preamble above.

1.10	“Individual Defendants” are Ming Yan, Alfred Riley, David Vrane, Zhenyu Zhang, Zhenxiang Gong, Alex Zhong, Maria Jaimes, Gil Reinen, and Janelle Shook.

1.11

“Licensed Patents” shall mean (a) U.S. Patent No. 6,683,314, (b) U.S. Patent No. 6,809,804, (c) U.S. Patent No. 7,129,505, and (d) U.S. Patent No. 10,481,074, and all continuations, divisionals, continuations-in-part, reissues, foreign counterparts, or patents claiming priority to the four identified patents.

1.12

“Licensed Product” shall mean any of Cytek’s [***] sold, leased or similarly transferred as a Cytek product for consideration by or on behalf of Cytek, or its Affiliates or its sublicensees to the extent permitted under Section 6.1, that, on or after the Effective Date, are branded, marketed and sold as a Cytek product by Cytek, such Affiliate, or its sublicensees to the extent permitted under Section 6.1, including the [***]. A product that is manufactured predominantly from a design received in substantially completed form from a Third Party for resale to only that Third Party (or for resale only as that Third Party directs) does not constitute a Licensed Product.

1.13

“Net Sales” means, with respect to Cytek and a Royalty-Bearing Product, the total amount [***] on sales, transfers, or leases of such Royalty-Bearing Product by Cytek or its Affiliates, or the total amount [***] on sales, transfers or leases by sublicensees of Cytek or its Affiliates to Third Parties, where such amounts [***]), in bona fide arm’s length transactions (collectively, “Gross Sales”), when including the following deductions, and in each case related specifically to the Royalty-Bearing Product and actually allowed and taken by such Third Parties and not otherwise recovered by or reimbursed to Cytek, its Affiliates or (sub)licensees:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(a)	normal and customary trade, cash and quantity discounts;

(b)	price reductions or rebates, imposed by, or otherwise paid to governmental authorities or negotiated with other payees;

(c)	taxes on sales (such as sales, value added, or use taxes) to the extent added to the sale price and set forth separately as such in the total amount invoiced;

(d)	amounts repaid or credited by reason of rejections, defects, return goods allowance, recalls or returns; and

(e)	freight, insurance, import/export, and other transportation charges to the extent added to the sale price and set forth separately as such in the total amount invoiced.

In the case of a Combination Product (defined below), all such discounts, allowances, credits, rebates, and other deductions shall be fairly and equitably allocated to the Royalty-Bearing Product and other products of Cytek, its Affiliates or (sub)licensees such that the Royalty-Bearing Product does not bear a disproportionate portion of such deductions.

Net Sales shall not include transfers or dispositions [***] to the extent sold for [***] thereof, but shall include [***].

Net Sales shall include the amount or fair market value of [***] by such Party, its Affiliates or (sub)licensees in respect of such Royalty-Bearing Product, whether [***]. Net Sales shall not include sales between or among [***], but shall include the [***]. For clarity, [***].

If a Royalty-Bearing Product is sold in combination with another product for a single price (a “Combination Product”), the Net Sales for such Combination Product in such country or jurisdiction shall be calculated as follows, subject to the Deduction Limit:

(A) If Cytek, its Affiliates, or (sub)licensee separately sells in such country or jurisdiction, the Royalty-Bearing Product in such Combination Product with the other product(s) (the “Other Product”), the Net Sales attributable to such Combination Product shall be calculated based on the running average sales price of the stand-alone Royalty-Bearing Product.

(B) If Cytek, its Affiliates, and (sub)licensees do not separately sell in such country or jurisdiction the Royalty-Bearing Product but do separately sell Other Product in such Combination Product, the Net Sales attributable to such Combination Product shall be calculated by multiplying the Net Sales of such Combination Product by the fraction (D-E)/D where: “D” is the average Net Sales price during the period to which the Net Sales calculation applies for such Combination Product in such country or jurisdiction and “E” is the average Net Sales price during the period to which the Net Sales calculation applies for such Other Product.

(C) If Cytek, its Affiliates, and (sub)licensees do not separately sell in such country or jurisdiction the Royalty-Bearing Product or the Other Product, the Net Sales attributable to such Combination Product shall be determined based on the running average global sales price of the stand-alone Royalty-Bearing Product.

1.14

“Person” shall mean an individual, sole proprietorship, corporation, trust, partnership, limited liability company, joint venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

1.15	“Preferred Stock” shall mean Cytek’s Preferred Stock, $0.001 par value per share.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.16	“Reagent Co-Marketing Agreement” shall have the meaning set forth in Section 6.3.

1.17	“Royalty-Bearing Product” shall mean (a) [***], (b) [***], or (c) any other [***], including [***].

1.18	“Third Party” shall mean any Person other than the Parties to this Agreement or their respective Affiliates.

1.19	“Voting Agreement” shall mean that certain Amended and Restated Voting Agreement among Cytek and certain stockholders of Cytek, dated as of September 7, 2018, as amended from time to time.

ARTICLE 2

DISMISSAL

2.1

General Dismissal of Litigation. Within no later than three (3) business days following the Effective Date, the Parties shall request dismissal of the Litigation with prejudice by filing the form of dismissal attached hereto as Exhibit B or by such other procedure as agreed to between the Parties or which may be necessary to dismiss the Litigation.

2.2

No Fees, Costs, or Expenses. No Party shall owe any other Party costs, expenses and fees incurred in connection with such Litigation and the dismissal thereof under the terms of this Agreement, except as otherwise expressly provided in Article 4. The Parties acknowledge and agree that this Agreement is enforceable according to its terms with respect to final dismissal with prejudice of all Claims asserted by the Parties in the Litigation.

2.3

Destruction of BD Confidential Documents. Within [***] of the Effective Date, Cytek shall destroy and render unrecoverable any and all documents identified in Exhibit C (collectively, “BD Confidential Documents”). Cytek shall certify compliance with this Section in writing using the form of Exhibit D by the [***] following the Effective Date. The obligations under this Section 2.3 shall be in addition to any obligations arising under protective orders under the Litigation.

ARTICLE 3

PATENT RELATED COVENANTS

3.1

BD Covenant Not to Sue. Subject to Section 4.3, BD hereby covenants that it shall not enforce, or permit or encourage the enforcement of, against Cytek, or its Affiliates, (sub)licensees, directors, employees, distributors, vendors, purchasers, end users, customers, successors or assigns (each, a “Cytek Protected Person”) any BD Patents against any such Cytek Protected Person in connection with the development, manufacture, use, importation, offer for sale or sale of Current Cytek Instruments (“Covenant Not to Sue”). Such covenant shall also apply to any person or entity to whom BD assigns such patent or grants a right to enforce such patent. For the avoidance of any doubt, this Covenant Not to Sue does not apply to a product that is not a Current Cytek Instrument.

3.2

Cytek No Challenge. The Covenant Not Sue granted under Section 3.1 shall terminate with respect to any claim of any BD Patent in the event a Cytek Protected Person disputes or challenges in a legal proceeding the validity, enforceability or scope of such claim, except in the event BD, its Affiliates, and any other Person having a right to do so commences a proceeding in a court of law to enforce such claim against a Cytek Protected Person. Further, if a patent owned or controlled by any Cytek Protected Person is in prosecution and is rejected on the basis of a BD Patent, such Cytek Protected Person shall have the right to distinguish the inventions claimed in such patent from those claimed in such BD Patent.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE 4

PAYMENT AND ROYALTIES

4.1

Settlement Payment. In consideration of the rights granted to the Parties under this Agreement, Cytek shall remit to BD a non-refundable one-time payment of USD $2,000,000 on the Effective Date hereof (“Settlement Payment”). Settlement Payment shall be made in accordance with the Payment details identified below in Section 4.7.

4.2

Change of Control Payment. Upon the closing of a Change of Control, Cytek shall pay to BD an amount equal to (a) if [***], [***] dollars ($[***]), (b) if the agreement pursuant to which the Change of Control occurs is executed within [***] of the Effective Date, [***] dollars ($[***]), or (c) if clause (b) is inapplicable and [***], [***] dollars ($[***]) ((a), (b) or (c), the “Change of Control Payment”). The Change of Control Payment shall be made in accordance with the payment details identified below in Section 4.7.

4.3

Settlement Royalties. Subject to the terms of this Agreement, Cytek shall pay BD a [***] royalty of [***] percent ([***]%) on Net Sales of Royalty-Bearing Products[***] beginning on [***] and ending on the tenth (10th) anniversary of the Effective Date (“Settlement Royalties”). Settlement Royalties payable under this Section 4.3 shall be due within [***] days of the end of [***]. In the event that BD or any of its Affiliates files against any Cytek Protected Person a claim covered by the Covenant Not to Sue in Section 3.1 in any court, any future Settlement Royalties shall not be owed for any Royalty-Bearing Product that [***].

4.4

[***] Sale Payment. Upon the earlier to occur of (a) [***] days after the sale of an aggregate of [***] units of the Royalty-Bearing Products [***] (including sales made [***]), or (b) the closing of a Change of Control, Cytek shall pay to BD a non-refundable one-time payment of USD $6,000,000.

4.5

No Representation of a Reasonable Royalty. The Parties agree that the Settlement Payment and Settlement Royalties are a litigation settlement, and no representation is made that the foregoing consideration represents a reasonable royalty or any other appropriate quanta of damages for any infringement alleged in the Litigation.

4.6	No Reduction. For the avoidance of doubt, Cytek shall not be entitled to take any reduction in the royalty payable under Section 4.3 above for Royalty-Bearing Products for [***].

4.7

Payment Details. All amounts payable hereunder shall be paid by wire transfer to BD to the following account, or such other account as BD may designate at least three (3) business days prior to any payment date:

BANK NAME: [***]

BANK ADDRESS: [***]

ACCOUNT NAME: [***]

ACCOUNT NUMBER: [***]

ABA/ACH ROUTING: [***]

SWIFT (If International): [***]

4.8	Cost of Payment. Any costs for making a payment under this Agreement, including Settlement Payment and Settlement Royalties, shall be borne [***].

4.9

Currency. All amounts payable hereunder shall be payable in United States Dollars. Amounts based on which royalties or other payments are calculated that are in currencies other than U.S. Dollars shall be converted to U.S. Dollars based on the New York rate of exchange as quoted in The Wall Street Journal five (5) business days prior to the date that payment is due. If not so published, the Parties may agree on a substitute publication. If, due to restrictions or prohibitions imposed by national or international authority, payments cannot be made as provided in this Agreement, the Parties will consult with a view to finding a prompt and acceptable solution.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

4.10	No BD Payments. For clarity, BD shall owe no payment to Cytek under this Agreement, the sufficiency of which is acknowledged by Cytek.

ARTICLE 5

ROYALTY REPORTS

5.1

Royalty Reports. Cytek shall, within [***] days after the end of [***] ([***] days after [***]) of each year, deliver to BD a true and accurate royalty report for Royalty-Bearing Products. Each such report shall give the following particulars of the Net Sales, on a Royalty-Bearing Product by Royalty-Bearing Product basis:

(a)

the [***] and [***] of Royalty-Bearing Products, [***] based on whether the [***] of Royalty Bearing Products [***] during the most recently completed [***] for which a royalty is due under Section 4.3 above;

(b)	[***] the Royalty-Bearing Products, [***] as indicated under above, [***];

(c)	[***] Royalty-Bearing Products, [***] as indicated under (a) above, [***]; and

(d)	if no [***] have been made by Cytek during any reporting period, Cytek shall so report.

Cytek shall also report to BD, in the [***] report due to BD, when Cytek has sold its [***] Royalty-Bearing Product.

5.2

Correctness and Payment. The correctness and completeness in all material respects of each such report shall be attested to in writing by a responsible financial employee of Cytek (but without any personal liability) or by Cytek’s external auditor. Simultaneously with the delivery of each such royalty report, Cytek shall pay BD the royalty and any other payments due under this Agreement for the period covered by such report. All payments not made when due hereunder shall accrue interest at the Prime Rate to the extent legally permitted. “Prime Rate” shall mean the average prime rate published in the Wall Street Journal during the relevant period (calculated by dividing (a) the sum of the prime rates for each of the days during the relevant period, by (b) the number of days in the relevant period).

5.3

Books and Records. Cytek shall keep such books of account containing complete and accurate particulars as may be reasonably necessary for the purposes of showing the amounts payable to BD. No more than [***], Cytek shall make such books of account available at Cytek’s principal place of business (no more than [***] upon reasonable prior written notice by BD to Cytek) for inspection, during reasonable business hours, by BD and/or its designated accounting firm for the purpose of verifying payments due to BD under this Agreement, provided that BD shall provide Cytek with [***] advance notice and such inspection shall occur during normal business hours on a day mutually agreed by the Parties. BD shall be responsible for the cost of any such inspection; provided, however, that if an inspection establishes conclusively for any audited period an underpayment in excess of [***] of Settlement Royalties due to BD hereunder, then Cytek shall reimburse BD for the reasonable, documented out-of-pocket costs incurred by BD to conduct the inspection. In addition, Cytek shall pay BD the shortfall plus interest within [***] days after the conclusion of the audit.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE 6

LICENSE; FUTURE COLLABORATIONS

6.1

License Grant to Cytek. BD hereby grants to Cytek and its controlled Affiliates a non-exclusive, irrevocable, perpetual, worldwide, and non-transferrable license (other than as set forth in Section 4.3) under the Licensed Patents to make, have made (pursuant to the sublicensing rights granted in the last sentence of this Section 6.1), use, import, sell, offer for sale, and have sold Licensed Products marked as set forth in Section 6.2 (“Patent License”). This Patent License shall inure to the benefit of any purchaser of or successor to Cytek and such controlled Affiliates, whether by sale of stock, equities or assets or by merger or reorganization, but shall extend to only (a) the Licensed Products that existed at Cytek and such controlled Affiliates prior to the purchase, merger, or succession transaction and (b) products of such purchaser or successor (i) that would meet the definition of “Licensed Product” if such product were sold by Cytek and such controlled Affiliates and (ii) that exist after the purchase, merger, or succession transaction. For the avoidance of doubt, any Persons that are no longer Affiliates of such purchaser or successor will no longer be granted the benefit of this Patent License and all rights under the Patent License shall immediately terminate and cease on a prospective basis with respect to such Person. Cytek or such controlled Affiliates may grant sublicenses to one (1) or more Third Party sublicensees to make, import, sell, or offer for sale one or more Licensed Products solely at the request of and for the benefit of Cytek and such controlled Affiliates on prior written notice to BD (such notice to include details of the identity of such Third Party sublicensee together with the operating territory and address of such sublicensee), but such sublicenses shall extend to only (x) the Licensed Products that are made, imported, sold, or offered for sale after the grant of such sublicense and (b) products of Cytek and such controlled Affiliates that would meet the definition of “Licensed Product” if such product were sold by Cytek and such controlled Affiliates.

6.2

Marking. Cytek shall mark the Licensed Products by referencing or linking to a Cytek webpage that contains a list of the following U.S. Patents: 6,683,314; 6,809,804; 7,129,505; and 10,481,074 owned by Becton, Dickinson and Company, in each case prior to the respective expiration date of such patents.

6.3	[***] Beginning on [***], Cytek and BD shall enter [***], with the understanding that neither party is under any obligation to agree [***].

ARTICLE 7

RELEASES

7.1

BD Release. BD, on behalf of itself and each of its Affiliates, and each of its and their licensors, predecessors, successors-in-interest, assigns, officers, directors, managers, members, stockholders, experts, consultants, attorneys, representatives, heirs, agents and employees, and all Persons acting by, through, under or in concert with any of the foregoing (collectively, the “BD Parties”), hereby fully, finally and forever releases, acquits and discharges Cytek and its controlled Affiliates, and each of its and their licensors, predecessors, successors-in-interest, assigns, officers, directors, managers, members, stockholders, experts, consultants, attorneys, representatives, heirs, agents and employees, and all Persons acting by, through, under or in concert with any of foregoing (collectively, the “Cytek Parties”) and each of the Individual Defendants, from any and all Claims, whether known or unknown, as of the Effective Date, against the Cytek Parties, or any of them, that in any way relate to or arise, in whole or in part, out of any act occurring prior to the Effective Date.

7.2

Cytek Release. Cytek, on behalf of itself and each of the Cytek Parties, hereby fully, finally, and forever releases, acquits and discharges the BD Parties from any and all Claims, whether known or unknown, as of the Effective Date, against the BD Parties, or any of them, that in any way relate to or arise, in whole or in part, out of any act occurring prior to the Effective Date.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

7.3

California Civil Code 1542. The settlement and releases in this Agreement include an express, informed, knowing and voluntary waiver and relinquishment to the fullest extent permitted by law. In this connection, the Parties acknowledge that they may have sustained damages, losses, costs or expenses which are presently unknown and unsuspected and that such damages, losses, costs or expenses as may have been sustained may give rise to additional damages, losses, costs or expenses in the future. The Parties hereto further acknowledge that they have negotiated this Agreement taking into account presently unsuspected and unknown claims, counterclaims, causes of action, damages, losses, costs and expenses, and the Parties hereto voluntarily and with full knowledge of its significance, expressly waive and relinquish any and all rights they may have under any state or federal statute, rule or common law principle, in law or equity, relating to limitations on general releases. The Parties voluntarily and with full knowledge of its significance, expressly waive and relinquish any and all rights they may have under any state or federal statute, rule or common law principle, in law or equity, relating to limitations on releases. Specifically, each Party hereby expressly waives any rights it may have under California Civil Code Section 1542 (or any other similar law in any jurisdiction), which provides that: “A general release does not extend to claims which the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.”

ARTICLE 8

TERMINATION

8.1

Termination. Except as otherwise expressly provided herein (including without limitation Sections 3.1 and 6.1), this Agreement shall not terminate unless otherwise agreed upon by the Parties in writing. Notwithstanding the foregoing, Articles 13.2 and 13.3 shall terminate upon the earlier to occur of the consummation of a Change of Control, a “Qualified IPO,” as such term is defined in the Charter as of the Effective Date, or an initial firm-commitment underwritten public offering in connection with which all then outstanding shares of Preferred Stock are converted into Common Stock. In the event of any breach of this Agreement, a Party may, after carrying out dispute resolution as set forth in Article 12, seek enforcement of its rights under this Agreement (including without limitation specific performance or reasonable attorney’s fees sought in connection therewith).

8.2

Survival. In the event the parties agree in writing to terminate this Agreement, the following provisions shall survive the termination of this Agreement along with any other provision which by their context are intended to survive: Article 1, Article 2, Article 4, Article 5 (with respect to payments owing under Article 4), Article 7, Section 8.1, Section 8.2, Section 9.1, Section 9.2, and Article 11.

ARTICLE 9

CONFIDENTIALITY; PRESS RELEASE

9.1

Obligation of Confidentiality. No Party and none of its Affiliates will disclose (i) the terms of this Agreement; (ii) the content of the Parties’ discussions and negotiations regarding this Agreement; or (iii) any documents or correspondence exchanged between the Parties in connection with their discussions or negotiations regarding this Agreement except:

(a)	with the prior written consent of the other Parties;

(b)	if required to enforce such Party’s rights under this Agreement;

(c)

to such Party’s accountants, legal counsel, tax advisors and other financial or legal advisors, in each case who are bound by written confidentiality and non-use provisions no less restrictive than those contained in this Section 9.1;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(d)

to any governmental body having jurisdiction and specifically requiring such disclosure; provided, however, that prior to any such disclosure pursuant to this Section 9.1(d) the Party seeking disclosure will promptly notify the other Parties, and seek and consider in good faith the other Parties’ input regarding whether there may be provisions of this Agreement with respect to which the disclosing Party might seek confidential treatment;

(e)

in response to a valid subpoena or as otherwise may be required by law; provided, however, that prior to any such disclosure pursuant to this Section 9.1(e), the Party seeking disclosure will promptly notify the other Parties, and take all reasonable actions to minimize the nature and extent of such disclosure, and to make such disclosure subject to protective order under an “Outside Attorneys Eyes Only” or higher confidentiality designation;

(f)

as required during the course of litigation and subject to the extent applicable to a protective order; provided however, that any production under a protective order would be protected under an “Outside Attorneys Eyes Only” or higher confidentiality designation;

(g)

for the purposes of disclosure in connection with the Securities and Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and any other reports filed with the Securities and Exchange Commission, or any other filings, reports or disclosures that may be required under applicable laws or regulations; or

(h)

with respect to either BD or Cytek, to its existing and prospective investors, existing and prospective Affiliates and prospective acquirers and strategic partners (in each case together with their respective legal counsel, tax advisors and other financial or legal advisors), in each case who are bound by written confidentiality and non-use provisions no less restrictive than those contained in this Section 9.1

9.2

Public Statements. BD and Cytek may make the following public statement relating to this Agreement: “Becton, Dickinson and Company (BD) and Cytek Biosciences, Inc. (Cytek) reached an agreement to settle their ongoing litigation in the U.S. District Court for the Northern District of California. As part of the settlement, all claims asserted against Cytek and the individual defendants, as well as counterclaims asserted against BD, were dismissed. Cytek provided financial consideration to BD and received rights to certain BD patents. The terms of the agreement are otherwise confidential.”

ARTICLE 10

REPRESENTATIONS, WARRANTIES AND LIMITATION OF LIABILITY

10.1	Mutual Representations and Warranties. Each Party to this Agreement represents and warrants to the others that, as of the date hereof:

(a)

Except as to the Individual Defendants, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to execute, deliver and perform this Agreement on behalf of itself and its Affiliates.

(b)	This Agreement is a legal, valid and binding obligation enforceable against such Party in accordance with its terms and conditions.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c)

Its entry into this Agreement has been approved by all requisite corporate action, and that this Agreement and the transactions contemplated hereby do not violate any other agreements to which it is subject as a party or otherwise bound.

(d)	It has the right to grant the licenses, releases and covenants expressly granted by such Party as set forth in this Agreement.

10.2	Representations and Warranties of BD. BD represents and warrants that, as of the Effective Date:

(a)

It is the sole and lawful owner of all rights, title, and interests in and to the BD Patents and has the right to grant the Covenant Not to Sue and the Patent License as contemplated hereby without violating or conflicting with any other agreements to which it is subject as a party or otherwise bound.

(b)

The Shares to be acquired by BD will be acquired for investment for BD’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and BD has no present intention of selling, granting any participation in, or otherwise distributing the same. BD does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares.

(c)

BD understands that the Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of BD’s representations as expressed herein. BD understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, BD must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. BD acknowledges that Cytek has no obligation to register or qualify the Shares. BD further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to Cytek which are outside of the BD’s control, and which Cytek is under no obligation and may not be able to satisfy.

(d)	BD understands that no public market now exists for the Shares, and that Cytek has made no assurances that a public market will ever exist for the Shares.

(e)	BD understands that the Shares and any securities issued in respect of or exchange for the Shares, may be notated with one or all of the following legends:

(i)

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(ii)	Any legend required by Cytek’s Bylaws.

(iii)	Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate, instrument, or book entry so legended.

(f)	BD is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(g)	BD and its Affiliates are not aware of any Cytek Confidential Information that has been subject to any data breach.

10.3	Representations and Warranties of Cytek. Cytek, on behalf of itself and its Affiliates, represents and warrants to BD that, as of the Effective Date, other than with respect to 10.3(b):

(a)	Cytek and its Affiliates do not manufacture or sell any flow cytometers other than the Current Cytek Instruments.

(b)	Cytek and its Affiliates [***] units of the Royalty-Bearing Products to end-users as of September 30, 2020.

(c)	Cytek and its Affiliates are not aware of any BD Confidential Information that has been subject to any data breach.

(d)	The authorized capital of Cytek consists, immediately prior to the Effective Date, of:

(i)	[***] shares of Common Stock, [***] shares of which are issued and outstanding immediately prior to the Effective Date.

(ii)

[***] shares of Preferred Stock, [***] of which have been designated Series A Preferred Stock, all of which are issued and outstanding, [***] of which have been designated Series B Preferred Stock, [***] of which are issued and outstanding, and [***] of which have been designated Series C Preferred Stock, [***] of which are issued and outstanding immediately prior to the Effective Date. The rights, privileges and preferences of the Preferred Stock are as stated in the Charter and as provided by the Delaware General Corporation Law.

(iii)

Cytek has reserved [***] shares of Common Stock for issuance to officers, directors, employees and consultants of Cytek pursuant to its 2015 Equity Incentive Plan (the “Stock Plan”), of which options to purchase [***] shares of Common Stock have been granted and are outstanding.

(e)	Cytek’s summary capitalization table as of the Effective Date is set forth in Exhibit E hereto (the “Cap Table”).

(f)

Attached hereto as Exhibit F is a true, correct and complete copy of the Charter as of the Effective Date. No action for any amendment or modification of the Charter is pending as of the Effective Date.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(g)

Attached hereto as Exhibit G is a true, correct and complete copy of the bylaws of Cytek. The Bylaws are in full force and effect on and as of the date hereof, and no action for any amendment, modification or rescission of such Bylaws is pending as of the Effective Date.

(h)

Except for (i) the rights provided in Section 4 of that certain Amended and Restated Investors’ Rights Agreement, by and among Cytek and certain stockholders of Cytek, dated as of September 7, 2018, (ii) the securities described in Section 10.3(d) of this Agreement, and (iii) as otherwise identified in the Cap Table, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or binding agreements, orally or in writing, to purchase or acquire from Cytek any shares of Common Stock or Preferred Stock, or any securities convertible into or exchangeable for shares of Common Stock or Preferred Stock.

(i)	Except as set forth in the Charter, Cytek has no obligation (contingent or otherwise) to purchase or redeem any of its capital stock.

(j)

All of the issued and outstanding shares of Common Stock and Preferred Stock (i) have been duly authorized and validly issued, (ii) are fully paid and non-assessable, and (iii) were issued in compliance with all applicable federal and state securities laws.

(k)	All corporate action required to be taken by Cytek’s Board of Directors and stockholders in order to authorize Cytek to issue the Shares has been taken on or prior to the Effective Date.

(l)	Cytek has obtained valid waivers of any rights by other parties to purchase any of the Shares issued under this Agreement.

(m)

Cytek has delivered to each Purchaser its audited financial statements for the fiscal year ended December 31, 2018 and unaudited financial statements for the fiscal year ended December 31, 2019, and its unaudited financial statements (including balance sheet, income statement and statement of cash flows) through August 31, 2020 (collectively, the “Financial Statements”). The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by GAAP.

(n)

Since August 31, 2020, there have been no events or circumstances that have had or would reasonably be expected to result in a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of Cytek.

10.4

No Other Warranties. EACH PARTY HEREBY DISCLAIMS ANY OTHER WARRANTIES (INCLUDING WITHOUT LIMITATION IMPLIED OR STATUTORY WARRANTIES) WITH RESPECT TO THE SUBJECT MATTER CONTAINED HEREIN, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF THIRD PARTY RIGHTS, OR PATENT VALIDITY OR ENFORCEABILITY.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE 11

NO ADMISSION OF LIABILITY

11.1

No Liability. This Agreement is entered into by the Parties without any admission of misconduct, responsibility, or liability, which are all expressly denied, and is entered into by the Parties solely for the purpose of settlement and compromise of the Litigation and any Claims arising out of or related to the Litigation.

ARTICLE 12

DISPUTE RESOLUTION

12.1

Escalation to Senior Management. Each Party hereby agrees that it will first attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiations. If after discussing the matter in good faith and attempting to find a mutually satisfactory resolution to the issue, the Parties are unable to resolve such dispute, the matter will be referred to a representative from each Party with the authority to resolve the dispute for resolution. If, after such efforts, the Parties are unable to resolve such dispute within [***] of such matter being referred to such representatives, the Parties agree to at least one professionally mediated session at a location and with a mediator to be agreed upon by the Parties. If such dispute is unable to be resolved by good faith negotiation and mediation within [***] of such date that the dispute was referred to the representatives, the Parties agree to submit the dispute to binding arbitration pursuant to Section 12.2.

12.2

Arbitration. Any controversy or claim arising out of or relating to this Agreement, except as set forth in Section 4.3, that is unresolved pursuant to Section 12.1, shall be settled by final and binding arbitration before a panel of three (3) neutral arbitrators (one chosen by each Party and the third chosen by the other two) in accordance with the then-current Commercial Arbitration rules of the American Arbitration Associate (“AAA”), except where those rules conflict with this Section 12.2, in which case this Section 12.2 controls. Any court shall have the authority to enforce this clause and enter judgment on any award based on the arbitration panel’s decision. The arbitration panel may engage an independent expert with experience in the subject matter of the dispute to advise the arbitrator. The party-appointed arbitrators shall be selected within [***] of commencement of the arbitration. The arbitration shall be held in Delaware unless otherwise agreed by the parties and the Panel, and in rendering the award the arbitration panel must apply the substantive law of the State of Delaware (except where the law conflicts with this clause), except that the interpretation of this provision shall be governed by the Federal Arbitration Act. The arbitration panel in consultation with the Parties shall establish a process for such arbitration. Each Party shall bear its own attorney’s fees and expert witness fees, and the Parties shall share equally the cost of the arbitration, including administrative and arbitrators’ fees.

ARTICLE 13

EQUITY GRANT

13.1

Initial Equity Grant. On the Effective Date, Cytek shall issue to BD 1,565,698 shares of Common Stock (the “Shares”) which shall represent no less than [***] percent ([***]%) of Cytek’s Fully Diluted Equity (the “Initial Equity Grant”), calculated after taking into account any adjustments to the Conversion Price (as defined in the Charter) of any series of Preferred Stock (as defined in the Charter) in connection with the issuance of the Initial Equity Grant, pursuant to Article IV.B, Section 4 of the Charter.

13.2

Adverse Company Actions. Cytek shall obtain the prior written consent of BD if it will, by amendment, merger, consolidation, recapitalization, dividend, distribution, redemption or otherwise, take, authorize or approve any action that would, [***] pursuant to the terms of this Agreement in a manner [***] to any effect such action would have on the other holders of shares of Common Stock (“Other Common Shares”), including any of the following actions, to the extent such actions would result in such [***] on the rights of BD as a holder of Common Stock: (i) effecting any Deemed Liquidation Event; (ii) amending, altering or repealing any provision of the Charter, the bylaws of Cytek, or the Voting Agreement; (iii) reclassifying, altering or amending any Common Stock in respect of the distribution of assets on the liquidation, dissolution or winding-up of Cytek, the payment of dividends, or rights of redemption; or (iv) effecting any recapitalization or redemption of its Common Stock that results in other holders of Common Stock receiving consideration per share with respect to the Other Common Shares that is [***] For the avoidance of doubt, so long as no holders of shares of Common Stock receive or are entitled to receive consideration or preference on a per share basis or in consideration of or to offset any decrease in the value of the Common Stock that is not offered to all holders of Common Stock in connection with such action or change, (i) any action that adversely affects the shares of Common Stock as a class or (ii) any change in voting rights whereby certain holders of Common Stock may have more voting power than other holders of Common Stock (if weighted voting rights are implemented by the Company), in each case shall [***] with respect to the rights of the BD Shares.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

13.3

Voting Agreement. On the Effective Date, BD shall deliver to Cytek (i) an executed Adoption Agreement (as defined in the Voting Agreement), agreeing to be bound by and subject to the terms of the Voting Agreement as a “Stockholder” thereunder. Notwithstanding anything to the contrary contained within the Voting Agreement, the Voting Agreement may not be amended, modified or terminated, and no provision thereof may be waived, in each case with respect to BD if such amendment, modification, termination or waiver materially and adversely affects BD in a different and disproportionate manner relative to the other similarly situated Stockholders thereunder, unless such amendment is agreed to in writing by BD.

13.4	Notice of Certain Events. Cytek shall provide notice to BD at least [***] days in advance of taking any of the following actions:

(a)	effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Common Stock;

(b)	effect a Deemed Liquidation Event (as defined in the Charter) or to liquidate, dissolve or wind up its business or affairs; or

(c)	effect Cytek’s first underwritten public offering of its Common Stock under the Securities Act of 1933, as amended.

ARTICLE 14

MISCELLANEOUS PROVISIONS

14.1	No Other Rights. No other rights, immunities, or licenses are granted hereunder, by implication, estoppel, statute or otherwise, except as expressly provided in this Agreement.

14.2

Assignment by BD. This Agreement is assignable by BD to any Affiliate of BD or any successor to its business and operations to which this Agreement relates, without the consent of Cytek, provided that BD shall notify Cytek at least [***] prior to any such assignment.

14.3

Assignment by Cytek. This Agreement is assignable by Cytek to any Affiliate of Cytek or any successor to its business and operations, or in connection with a transaction for the sale of all or substantially all of the stock or asset to which this Agreement pertains, in each case without the written consent of BD, provided that Cytek shall notify BD at least [***] prior to any such assignment.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

14.4	Successors and Assigns. This agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

14.5

Assignment of Covered Patents. Subject to the provisions of Section 3.1, the Covenant Not to Sue contained herein shall run with each BD Patent and shall be binding on any successor-in-interest or assignee thereof with respect to such BD Patent. BD shall not assign, or grant any exclusive license under, any such BD Patent to any Third Party unless such assignment or grant of exclusive license is subject to the Covenant Not to Sue granted under this Agreement with respect to such BD Patent that was assigned.

14.6

Waiver. Either Party’s waiver of any term of condition of this Agreement at any time shall not be construed to waive such term or condition at subsequent times or any other term or condition, nor as a waiver of its rights to enforce such term or condition.

14.7

Joint Drafting; Interpretation. The Parties have participated jointly in negotiating and drafting this Agreement. If any ambiguity, question of intent or question of interpretation arises with respect to this Agreement, then this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the actual or alleged authorship of any of the provisions of this Agreement. The term “including” shall mean “including, without limitation.”

14.8

Governing Law. This Agreement and matters connected with the performance thereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of Delaware, without reference to conflict of laws principles.

14.9	Headings. The headings and subheadings herein are inserted for the convenience of reference only and shall not affect the interpretation of this Agreement.

14.10

License Survival During Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code. Each Party further acknowledges and agrees that if a Party (or any other Person to which such Party has assigned this Agreement or any BD Patents, as applicable), as a debtor in possession or a trustee-in-bankruptcy in a case under the U.S. Bankruptcy Code, rejects this Agreement, each of the other Parties may elect to retain its rights under this Agreement as provided in Section 365(n) of the U.S. Bankruptcy Code. Without limiting the foregoing, the Parties acknowledge that the rights, licenses, and releases granted pursuant to this Agreement, to the maximum extent permitted by law, will not be affected by the rejection of this Agreement in bankruptcy, and will continue to be subject to the terms and conditions of this Agreement. In the event that this Agreement is rejected or deemed rejected in a bankruptcy proceeding (a “Rejection”), the debtor Party will provide written notice thereof to the non-debtor Party. To the extent any rights under this Agreement are determined by a bankruptcy court not to be “intellectual property” rights for purposes of Section 365(n) of the U. S. Bankruptcy Code, all of such rights will remain vested in and fully retained by the non-debtor Party after any such Rejection.

14.11

Notice. Any notice hereunder shall be in writing and shall be sent by a reliable overnight courier service; by prepaid registered or certified mail, return receipt requested; or by email (with hard copy sent via another method permitted in this Section 14.11 on the same day) to another Party at the address or email address below or to such other address or email address for which such Party shall give notice hereunder. Such notice shall be deemed to have been given one day after the date of sending if by overnight courier service, or five days after the date of sending by registered or certified mail, or upon confirmed receipt if delivered by email, excepted that notice of change of address shall be effective only upon receipt. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

If to BD:

Becton, Dickinson and Company

Attn: Sam Khichi

1 Becton Drive

Franklin Lakes, New Jersey 07417

United States of America

Email: [***]

Phone: [***]

with copy to:

Becton, Dickinson and Company

Attn: BD Biosciences Business Unit President

2350 Qume Drive

San Jose, California 95131

United States of America

Email: [***]

Phone: [***]

If to Cytek:

Cytek Biosciences Inc.

Attn: Wenbin Jiang

46107 Landing Pkwy

Fremont, California 94538

United States of America

Email: [***]

Phone: [***]

with copy to:

Cooley LLP

Attn: Gordon Ho

3175 Hanover Street

Palo Alto, California 94304

United States of America

Email: [***]

Phone: [***]

14.12

Further Assurance. Each Party agrees to enter into and execute such additional documents and instruments and to take such other actions as may be reasonably necessary to implement the purposes and intentions of this Agreement.

14.13

Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the fullest extent possible.

14.14

Entire Agreement. This Agreement contains the entire agreement between the Parties and supersedes all previous written or oral negotiations, commitments, transactions, or undertakings with respect to the subject matter hereof. The parties expressly agree, promise and acknowledge that they have not relied on any previous written or oral negotiations, commitments, transactions, or undertakings with respect to the subject matter hereof, but have based their decision to enter this Agreement solely on the terms expressed in writing herein. This Agreement may be modified only in writing, executed by duly constituted officers of both Parties.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

14.15

Counterparts. This Agreement may be executed in counterparts, one signed by each Party hereto, each of which shall be deemed an original, but all of which together constitute the same singular effective instrument, and which shall become effective as of the Effective Date when executed by the last Party hereto.

(The remainder of this page has been intentionally left blank. The signature page follows.)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the Parties do hereby execute this Settlement, License and Equity Issuance Agreement by duly authorized officials to be effective as of the Effective Date:

Becton, Dickinson and Company		Cytek Biosciences Inc.

By:	/s/ Puneet Sarin	By:	/s/ Wenbin Jiang
Name:	Puneet Sarin	Name:	Wenbin Jiang
Title:	President – BD Biosciences	Title:	Chief Executive Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit A

Hardware and Software Configurations of Current Cytek Instruments

Cytek Current Instrument: [***] [***] [***]	Specification: [***] brochure [***] brochure [***] brochure	Software Versions: [***] [***] [***] [***] [***] [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix A-1

[***] brochure

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit B

Form of Dismissal of Litigation

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

ROPES & GRAY LLP

James R. Batchelder (CSB # 136347)

David S. Chun (CSB # 315958)

Daniel W. Richards (CSB # 280595)

1900 University Ave. Sixth Floor

East Palo Alto, CA 94303-2284

Tel: (650) 617-4000

james.batchelder@ropesgray.com

david.chun@ropesgray.com

daniel.richards@ropesgray.com

Attorneys for Plaintiff Becton, Dickinson and Company

[See signature page for complete list of parties represented]

BECTON, DICKINSON AND COMPANY,

Plaintiff / Counterclaim-Defendant v.

CYTEK BIOSCIENCES INC., MING YAN, ALFRED RILEY, DAVID VRANE, ZHENYU ZHANG, ZHENXIANG GONG, ALEX ZHONG, MARIA JAIMES, GIL REININ, and JANELLE SHOOK,

Defendants / Counterclaim-Plaintiff.

) ) ) ) ) ) ) ) ) )	C.A. No. 3:18-cv-00933-MMC JOINT STIPULATION AND ORDER FOR DISMISSAL WITH PREJUDICE AND PROPOSED ORDER

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

STIPULATION

The parties to this action, acting through counsel, and pursuant to Federal Rule of Civil Procedure 41(a)(1)(A)(ii) hereby stipulate, in consideration of a negotiated settlement executed by them, to the Dismissal With Prejudice of this action, including all claims and counterclaims stated therein against all parties, with each party to bear its own attorney’s fees and costs.

IT IS SO STIPULATED

October     , 2020

Respectfully submitted,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

/s/	/s/

ROPES & GRAY LLP

James R. Batchelder (CSB # 136347)

David S. Chun (CSB # 315958)

Daniel W. Richards (CSB # 280595)

1900 University Ave. Sixth Floor East Palo

Alto, CA 94303-2284

Tel: (650) 617-4000

Fax: (650) 617-4090

james.batchelder@ropesgray.com

david.chun@ropesgray.com

daniel.richards@ropesgray.com

Mark S. Popofsky (CSB # 175476)

Anne Johnson Palmer (CSB # 302235)

ROPES & GRAY LLP

Three Embarcadero Center

San Francisco, CA 94111-4006

Tel: (415) 315-6300

Fax: (415) 315-6350

mark.popofsky@ropesgray.com
anne.johnsonpalmer@ropesgray.com

Peter M. Brody (pro hac vice)

2099 Pennsylvania Ave. NW

Washington, DC 20006-6807

Tel: (202) 508-4600

Fax: (202) 508-4650

peter.brody@ropesgray.com

COOLEY LLP

STEPHEN C. NEAL (170085)

(sneal@cooley.com)

JEFFREY S. KARR (186372)

(jkarr@cooley.com)

MATTHEW E. BUCCELLATO (296079)

(mbuccellato@cooley.com)

3175 Hanover Street

Palo Alto, CA 94304-1130

Telephone:  (650) 843-5000

Facsimile:   (650) 849-7400

MARTIN S. SCHENKER (109828)

(mschenker@cooley.com)

101 California Street, 5th Floor

San Francisco, CA 94111-5800

Telephone:  (415) 693-2000

Facsimile:   (415) 693-2222

ADAM S. GERSHENSON (pro hac vice)
(agershenson@cooley.com)

DANE R. VORIS (281051)

(dvoris@cooley.com)

500 Boylston Street, 14th Floor Boston, MA 02116

Telephone:  (617) 937-2300

Facsimile:   (617) 937-2400

ROPERS, MAJESKI, KOHN & BENTLEY

TODD A. ROBERTS (129722)

(todd.roberts@rmkb.com)

EDWIN B. BARNES (295454)

(edwin.barnes@rmkb.com)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Kevin D. Sullivan (CSB # 270343) EPSTEIN BECKER & GREEN, P.C. 1925 Century Park East, Suite 500 Los Angeles, CA 90067 Telephone: 310–556–8861 Facsimile: 310–553–2165 ksullivan@ebglaw.com	1001 Marshall Street, Suite 500 Redwood City, CA 94063-2052 Telephone: (650) 364-8200 Facsimile: (650) 780-1701 Attorneys for Defendant Cytek Biosciences Inc.
/s/
Attorneys for Plaintiff Becton, Dickinson and Company

ANDERIES & GOMES LLP

Allan J. Gomes (SBN 225810)

Shane K. Anderies (SBN 215415)

601 Montgomery St, Ste. 888

San Francisco, CA 94111

Telephone: (415) 217-8802

Fax: (415) 217-8803

agomes@andgolaw.com

sanderies@andgolaw.com

Attorneys for Defendants Ming Yan, Alfred Riley, David Vrane, Zhenyu Zhang, Zhenxiang Gong, Alex Zhong, Maria Jaimes, Gil Reinin, and Janelle Shook

PURSUANT TO STIPULATION, IT IS SO ORDERED.

Date: , 2020	HON. MAXINE CHESNEY UNITED STATES DISTRICT JUDGE

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ECF ATTESTATION

I, James R. Batchelder, am the ECF User whose ID and password are being to file this JOINT STIPULATION AND ORDER FOR DISMISSAL WITH PREJUDICE AND PROPOSED ORDER. In compliance with Civil Local Rule 5-1(i)(3), I attest that concurrence in this stipulation has been obtained from any signatories indicated by a “conformed” signature (/s/) within this e-filed document.

Dated: October , 2020	/s/

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit C

Destruction of BD Confidential Documents

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit D

Compliance Certification Form

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CERTIFICATE OF COMPLIANCE WITH

DESTRUCTION OF BD CONFIDENTIAL DOCUMENTS

dated as of         , 20

I, the undersigned individual, hereby represent and certify on behalf of Cytek Biosciences Inc., a Delaware corporation having a place of business at 46107 Landing Parkway, Fremont, California 94538 (“Cytek”) to Becton, Dickinson and Company, a New Jersey corporation having a place of business at 1 Becton Drive, Franklin Lakes, New Jersey 07417, (“BD”) as set forth below. Defined terms (indicated by the use of initial capitalization) will have the meaning set forth herein, or if no meaning is set forth herein, will have the meaning set forth in the Settlement, License and Equity Issuance Agreement that Cytek entered into with BD on October 5, 2020 (the “Agreement”).

As of the date hereof, Cytek has complied with all of its obligations set forth in Section 2.3 of the Agreement. Without limiting the foregoing, I hereby declare under penalty of perjury that as of the date hereof that Cytek has destroyed and rendered unrecoverable any and all documents identified in Exhibit C.

I do hereby execute, on behalf of Cytek, this Certificate of Compliance with Destruction of BD Confidential Documents as of the day first written above.

Print name:

Sign name:

Address:

E-mail:

Phone:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit E

Cytek Summary Capitalization Table

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit F

Cytek Certificate of Incorporation

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit G

Cytek Bylaws